EXHIBIT 10.1








			 REGISTRATION RIGHTS AGREEMENT dated as
		    of June 27, 1996, between each of HOWARD E.
		    WILLE and CHARLES J. SNYDER, (herein referred to collectively as the "Stockholders" and individually as a "Stockholder"), and FACTSET RESEARCH SYSTEMS INC. (the "Company").

	  The Stockholders are the beneficial owners of cer- tain shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"). In connection with the execution and delivery of this Agreement, the Stockholders are selling in an underwritten public offering a number of shares of Common Stock (the "Initial Public Offering"). At any time and from time to time hereafter, the Stockholders may acquire other classes of securities or additional shares of Common Stock (all such securities of the Company, including the Common Stock, being included in the term the "Securities", which term has the meaning assigned thereto in Section 8(c) hereof).

	  In consideration of the foregoing and in order to specify certain provisions relating to the sale by means of domestic or foreign public offerings of Securities owned by the Stockholders, the parties agree as follows:

	  1. Registration and Listing Rights.
(a) Registration. If a Stockholder shall, at any time and


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from time to time, request the Company in writing to
register under the Securities Act of 1933 (the "Act") any Securities held by it (whether for purposes of a public offering, an exchange offer or otherwise), the Company shall use all reasonable efforts to cause the prompt registration of all Securities specified in such request, and in connection therewith shall prepare and file on such appropriate form as the Company, in its reasonable discretion, shall determine, a registration statement under the Act to effect such registration and shall take such actions as shall be necessary or appropriate, in the Company's reasonable discretion, to have such Securities listed or approved for trading on any securities exchange or through any facility on which or through which Securities of such class are already traded. If a Stockholder shall so request, the Company will register such Securities for offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule or rules to similar effect) under the Act. Notwithstanding the foregoing, the Company shall be entitled to postpone for a reasonable period of time, but not in excess of 90 calendar days, the filing of any registration statement otherwise required to be prepared and filed by it under this paragraph (a) if (i) the Company determines in good faith that the filing of such


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registration statement would interfere with any pending
financing, acquisition, corporate reorganization or any other corporate development involving the Company or any of its subsidiaries or would require premature disclosure thereof and (ii) the Company so notifies the requesting
Stockholder within 10 days after the Stockholder so requests.

	  (b) Other Offers and Sale. If a Stockholder shall, at any time and from time to time, request the Company in writing to take such actions as shall be necessary or appropriate to permit any Securities held by it to be publicly or privately offered and sold in compliance with the securities laws or other relevant laws or regulations of any foreign jurisdiction, the Company shall use all reason-able efforts to take such actions in any such foreign juris-diction (including listing such Securities on any foreign securities exchange on which such listing is requested by the Stockholder and on which Securities of the same class are already traded) and shall otherwise cooperate in a timely manner in such offering. Any request under this paragraph (b) may be made separately or in conjunction with any request under paragraph (a). Notwithstanding the fore-going, the Company shall be entitled to postpone for a reasonable period of time, but not in excess of 90 calendar


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days, the taking of any actions otherwise required under
this paragraph (b) if (i) the Company determines in good faith that the filing of such registration statement would interfere with any pending financing, acquisition, corporate reorganization or any other corporate development involving the Company or any of its subsidiaries or would require premature disclosure thereof and (ii) the Company so notifies the requesting Stockholder within 10 days after the Stockholder so requests.

	  (c) Written Notice. Any request by a Stockholder pursuant to paragraph (a) or (b) of this Section 1 shall (i) specify the number and class of shares or the principal amount, as the case may be, of Securities which the Stock-holder intends to offer and sell, (ii) express the intention of the Stockholder to offer or cause the offering of such Securities, (iii) describe the nature or method of the proposed offer and sale thereof and state whether such offer shall be made domestically or abroad, or both, and, if abroad, the country or countries in which such offer shall be made, (iv) specify any securities exchange or trading facility on which or through which the Stockholder requests that such Securities be listed or approved for trading, (v) contain the undertaking of the Stockholder to provide all such information regarding its holdings and the proposed


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manner of distribution thereof as may be required in order
to permit the Company to comply with all applicable laws and regulations, foreign or domestic, and all requirements of the Securities and Exchange Commission (the "SEC"), any other applicable United States or foreign regulatory or self regulatory body and any other body having jurisdiction and any securities exchange or trading facility on which or through which the Securities are to be listed or traded and to obtain acceleration of the effective date of any regis-tration statement filed in connection therewith and (vi) in the case of an underwritten public offering made domestically or abroad, or both, specify the managing under-writer or underwriters of such Securities, which shall be selected by the requesting Stockholder.

	  (d) Condition to Exercise of Rights. The obliga-tions of the Company under paragraphs (a) and (b) of this
Section 1 shall be subject to the limitations that the Company shall not be obligated to register, take other specified actions with respect to, or cooperate in the offering of, Securities upon the request of a Stockholder,
(i) more than twice in any 12-month period and (ii) unless, in the case of a class of equity Securities, the number of shares specified in such request pursuant to Section 1(c)(i) shall be greater than 3% of the total number of shares of


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such class at the time issued and outstanding (provided that a stockholder owing less than 3% of the total number of shares of a class outstanding may request the registration of all shares the held by such stockholder), or, in the case of a class of debt Securities, the principal amount specified in such request pursuant to Section 1(c)(i) shall be at least $1,000,000. Notwithstanding the foregoing, the failure of a Stockholder to own the minimum number or per-cent or principal amount of Securities referred to in the preceding sentence at any time shall not affect the ability of the Stockholder to exercise its rights under this Agree-ment at any subsequent time when the Stockholder again owns such minimum number or percent or principal amount.

	  (e) Incidental Registration. If the Company shall, at any time and from time to time after the Initial Public Offering, propose an underwritten offering for cash of any Securities, whether pursuant to a registration state- ment under the Act or otherwise, the Company shall give written notice as promptly as practicable of such proposed registration or offering to the Stockholders and shall use its best efforts to include in such offering and, if such offering is pursuant to a registration statement under the Act, in such registration, any of the same class of such Securities held by a Stockholder as a Stockholder shall re-


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quest within 20 calendar days after the giving of such
notice, upon the same terms (including the method of distri-bution) as such offering; provided, however, that (i) the Company shall not be required to give such notice or include any such Securities in any offering pursuant to a registra-tion statement filed on Form S-8 or Form S-4 (or such other form or forms as shall be prescribed under the Act for the same purposes as such forms) or any registration statement for a dividend reinvestment or employee stock purchase plan and (ii) the Company may at any time prior to the effectiveness of any such registration statement or commencement of any such offering not pursuant to a registration statement, in its sole discretion and without the consent of Stockholders, abandon the proposed offering in which a Stockholder had requested to participate. Notwithstanding the foregoing, the Company shall not be obligated to include such Securities in such offering if the Company is advised in writing by its managing underwriter or underwriters (with a copy to each requesting Stockholder within 5 days after the delivery of any such request pursuant to this paragraph (e) that such offering would in its or their opinion be materially adversely affected by such inclusion; provided, however, that the Company shall in any case be obligated to include such number or amount of


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Securities in such offering as such managing underwriter or underwriters shall determine will not materially adversely affect such offering.

	  2. Covenants of the Company. In connection with any offering of Securities pursuant to this Agreement, the Company shall:

	  (a) furnish to a Stockholder such number of copies of any prospectus (including any preliminary prospectus), registration statement, offering memorandum or other offering document (including any exhibits thereto or docu-ments referred to therein) as a Stockholder may reasonably request and a copy of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having juris-diction (including any securities exchange or trading facil-ity) relating to such offering of Securities;

	  (b) take such reasonable action as may be neces-sary to qualify such Securities for offer and sale under the securities, "blue sky" or other similar laws of such juris-dictions (including any foreign country or political subdi-vision thereof) as a Stockholder or any underwriter shall request;

	  (c) enter into an underwriting agreement (or equivalent document in any foreign jurisdiction) containing


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representations, warranties, indemnities, contribution
provisions and agreements then customarily included by an issuer in underwriting agreements (or such equivalent docu-ments) in the form customarily used by the lead underwriter with respect to secondary distributions;

	  (d) furnish unlegended certificates representing ownership of the Securities being sold in such denominations as shall be requested by a Stockholder or the lead under-writer;

	  (e) in the case of any offering of equity Secu-rities, instruct the transfer agent and registrar to release any stop transfer orders with respect to the equity Securi-ties being sold;

	  (f) promptly inform each requesting Stockholder
(i) in the case of any domestic offering of Securities in respect of which a registration statement is filed under the Act, of the date on which such registration statement or any post-effective amendment thereto becomes effective (and, in the case of an offering abroad of Securities, of the date when any required filing under the securities and other laws of such foreign jurisdictions shall have been made and when the offering may be commenced in accordance with such laws) and (ii) of any request by the SEC, any securities exchange, government agency, self-regulatory body or other body having


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jurisdiction for any amendment of or supplement to any
registration statement or preliminary prospectus or prospec-tus included therein or any offering memorandum or other offering document relating to such offering;

	  (g) upon any registration statement becoming effective pursuant to any registration under the Act pursu-ant to this Agreement, file any necessary amendments or supplements to such registration statement and otherwise use its best efforts to keep such registration statement current for such period as a Stockholder shall request;

	  (h) take such reasonable actions as may be necessary to have such Securities listed on or traded through any securities exchange or trading facility on which or through which a Stockholder shall request such listing or approval pursuant to the notice delivered by the Stockholder under Section 1(c) hereof;

	  (i) promptly notify each requesting Stockholder of the happening of any event as a result of which any registration statement or any preliminary prospectus or prospectus included therein or any offering memorandum or other offering document includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances


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then existing, and prepare and furnish to such Stockholders as many copies of a supplement to or amendment of such offering document which shall correct such untrue statement or eliminate such omission, as such Stockholders shall reasonably request;

	  (j) appoint a trustee or fiscal agent (in the case of debt Securities) and any transfer agent, registrar, depositary, authentication agent or other agent as may be reasonably requested by a Stockholder; and

	  (k) take such other actions and execute and deliver such other documents as may be necessary or reason-ably requested by a Stockholder in order to give full effect to the rights of the Stockholder under this Agreement.

	  3. Expenses. (a) In connection with the first three exercises by a Stockholder of his rights under Section 1(a) or (b), the Company shall pay all expenses incurred in complying with Section 1(a) or (b) hereof, including, without limitation, all registration and filing fees (including all expenses incident to any filing with the National Association of Securities Dealers, Inc. or listing on or approval for trading through any securities exchange or trading facility), fees and expenses of complying with securities and "blue sky" laws (including those of counsel retained to effect such compliance), printing expenses and


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any stamp, duty or transfer tax (collectively, "Registration
Expenses"). In connection with each subsequent exercise by a Stockholder of his rights under Section 1(a) or (b), the Company and the Stockholder shall each pay one-half of the Registration Expenses. Notwithstanding the foregoing, (i) a Stockholder shall pay all underwriting discounts and commis-sions, (ii) the Company shall pay (x) the fees and disburse-ments of its independent public accountants (including any such fees and expenses incurred in performing any special audits required in connection with any such offering and incurred in connection with the preparation of pro forma financial statements and comfort letters for any such offer-
ing), (y) transfer agents', trustees', fiscal agents', depositories' and registrars' fees and the fees of any other agent appointed in connection with such offering and (z) all security engraving and printing expenses and (iii) each party shall pay the fees and expenses of its counsel.

	  (b) All expenses incurred in complying with
Section 1(e) hereof, including, without limitation, any Registration Expenses, shall be paid by the Company, except that (i) a Stockholder shall pay all underwriting discounts, commissions and expenses specifically attributable to the inclusion in the offering under said Section 1(e) of the


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Securities being sold by such Stockholder and (ii) each
party shall pay the fees and expenses of its counsel.

	  4. Indemnification. (a) Company Indemnity. In the case of any offering or sale of Securities covered by this Agreement, the Company shall indemnify and hold harm-less the Stockholders, and each person affiliated with or retained by the Stockholders and who may be subject to lia-bility under any applicable foreign securities laws, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Act or any other statute or common law of the United States of America or any other country or political subdivision thereof, or otherwise, including any amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under the indemnification or contribution provisions of any underwrit-ing or similar agreement entered into by the Stockholders in connection with any offering or sale of Securities covered by this Agreement), and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any untrue statement or alleged untrue state-


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ment of a material fact contained in the registration state-
ment (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Securi-ties, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Act, any "blue sky" laws, securities laws or other applicable laws of any jurisdiction relating to any actual or alleged action or inaction required of the Company in connection with such offering; provided, however, that the indemnification agree-ment contained in this Section 4 shall not apply to such losses, claims, damages, liabilities or actions to the extent that such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission shall have been made in reliance upon and in con-formity with information jointly identified in writing by the Company and a Stockholder as concerning such Stockholder and its security holdings in the Company and so identified for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement, any


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offering memorandum or other offering document, or any
amendment thereof or supplement thereto. Notwithstanding the foregoing, no underwriter or selling or placement agent shall be entitled to indemnification under this Agreement if such person shall have entered into a separate underwriting, agency or indemnification agreement with the Company that pertains to the same transaction.

	  (b) Stockholder Indemnity. In the case of each offering or sale of Securities covered by this Agreement, the requesting Stockholder shall, in the same manner and to the same extent as set forth in paragraph (a) of this
Section 4, indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each person affiliated with or retained by the Company and who may be subject to liability under any applicable foreign securities laws, its directors and those officers of the Company who shall have signed any registration statement, offering memorandum or other offer-ing document with respect to any statement in or omission from such registration statement, any preliminary prospectus or prospectus contained in such registration statement or from such offering memorandum or other offering document, as amended or supplemented, if such statement or omission shall have been made in reliance upon and in conformity with


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information jointly identified in writing by the Company and the Stockholder as concerning the Stockholder and its secu-rity holdings in the Company and so identified for use in connection with the preparation of such registration state-ment, any preliminary prospectus or prospectus contained in such registration statement, any offering memorandum or other offering document, or any amendment thereof or supple-ment thereto.

	  (c) Procedure for Indemnification. Each party indemnified under paragraph (a) or (b) of this Section 4, or under Section 8(f) hereof, shall, promptly after receipt of notice of the commencement of any action against such indem-nified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in para-graph (a) or (b) of this Section 4, or under Section 8(f) hereof, except to the extent that the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action


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shall be brought against any indemnified party and such
indemnified party shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party. If the indemnifying party so assumes the defense thereof, it may not agree to any settlement of any such action as the result of which any remedy or relief, other than monetary damages for which the indemnifying party shall be responsible here-under, shall be applied to or against the indemnified party, without the prior written consent of the indemnified party. If the indemnifying party does not assume the defense thereof, it shall be bound by any settlement to which the indemnified party agrees, irrespective of whether the indem-nifying party consents thereto. If any settlement of any claim is effected by the indemnified party prior to com-mencement of any action relating thereto, the indemnifying party shall be bound thereby only if it has consented in writing thereto. In any action hereunder, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, even if the indemnifying party has assumed the defense thereof, and the


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indemnifying party shall not be relieved of the obligation
hereunder to reimburse the indemnified party for the costs thereof.

	  5. Transfer of Rights. (a) Subject to para-graph (b) below, the rights of a Stockholder under this Agreement with respect to any Security may be transferred to any one or more transferee of such Security if such trans-feree (i) is the estate or personal representative of such Stockholder, (ii) is controlled by such Stockholder or (iii) acquires, either individually or when aggregated with other transferees, at least 25% of the aggregate number of shares of any class of equity Securities held by such Stockholder on the date the Stockholder first acquired any of such equity Securities (which for purposes of the Common Stock shall be the time immediately after the initial public offering by the Company of the Common Stock) or 25% in principal amount of any issue of debt Securities held by such Stockholder at the date the Stockholder first acquired any of such debt Securities. Any transfer of registration rights pursuant to this Section 5 shall be effective only upon receipt by the Company of written notice from the Stockholder stating the name and address of any transferee and identifying the Securities with respect to which the rights under this Agreement are being transferred.


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	  (b) The rights of a transferee under para- graph
(a) above shall be the same rights granted to a Stockholder under this Agreement, except that (i) such transferee shall only have the right to make one request under paragraph (a) or (b) of Section 1, which may be a simultaneous request under paragraphs (a) and (b), and two requests under paragraph (e) of Section 1, (ii) all rights referred to in the foregoing clause (i) with respect to any particular Securities shall expire on the third anniversary of the receipt of such Securities by the transferee and (iii) such transferee shall be required to pay all (or in the case of a request under Paragraph 1(e) such transferee's proportionate share of) the stamp, duty or transfer taxes and underwriting discounts and commissions.

	  6. Termination of Obligations. Section 1 of this Agreement shall terminate and cease to be of any force and effect in respect of a Stockholder at such time as the Stockholder shall first cease beneficially to own any of the outstanding Common Stock (the "Termination Date"); provided, however, that such termination shall not affect the rights of any transferee under Section 5 with regard to any Securi-ties transferred prior to the Termination Date.


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	  7. Representations and Warranties. As an
inducement to enter into this Agreement, (a) the Company represents and warrants that:

	       (i) it is a corporation duly organized, val-idly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power to own, lease and operate its properties, to carry on its business as presently conducted and to carry out the transactions con-templated by this Agreement;

	      (ii) it has duly and validly taken all corpo-rate action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby;

	     (iii) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganiza-tion, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect, and subject


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	  to equitable limitations on the availability of
	  the remedy of specific performance); and

	      (iv) none of the execution and delivery of this Agreement, the consummation of the transac-tions contemplated hereby or the compliance with any of the provisions of this Agreement will (x) conflict with or result in a breach of any provision of its corporate charter or by-laws, (y) breach, violate or result in a default under any of the terms of any agreement or other instru-ment or obligation to which it is a party or by which it or any of its properties or assets may be bound, or (z) violate any order, writ, injunction, decree, statute, rule or regulation applicable to it or affecting any of its properties or assets;

and (b) each Stockholder represents and warrants that:

	       (i) this Agreement has been duly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of the Stock-holder enforceable in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect, and subject to equitable limitations on the availability of the remedy of specific performance); and

	      (ii) none of the execution and delivery of this Agreement, the consummation of the transac-tions contemplated hereby or the compliance with any of the provisions of this Agreement will (x) breach, violate or result in a default under any of the terms of any agreement or other instru-ment or obligation to which such Stockholder is a party or by which such Stockholder or such Stockholder's properties or assets may be bound or
	  (y) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Stockholder or affecting any of its properties or assets.

	  8. Certain Agreements and Definitions.

	  (a) Calculation of Amounts. For purposes of this Agreement, the amount of any Securities outstanding at any time (and the amount of any Securities then beneficially owned by a Stockholder or any other person) shall be calculated on the basis of the information contained in the Company's most recent report filed with the SEC. For pur-poses of calculating the amount of Securities outstanding at


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any time (and the amount of Securities then beneficially
owned by a Stockholder or any other person) all outstanding securities convertible into or exchangeable for such Securities shall be deemed to have been fully converted at such time.

	  (b) "person"; "affiliate". As used in this
Agreement, the term "person" shall mean any individual, partnership, corporation, trust or other entity. As used in this Agreement, the term "affiliate" shall mean, with respect to any specified person, any other person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person.

	  (c) "Securities". As used in this Agreement, the term "Securities" shall include any security of the Company now owned or hereafter acquired by the Stockholders, whether acquired in any transaction with the Company or another person, in any recapitalization of the Company, as a divi-dend or other distribution, as a result of any "split" or "reverse split", upon conversion or exercise of another security of the Company or any other person, or otherwise.

	  (d) No Legend. No Security held or to be sold by a Stockholder shall bear any legend, nor shall the Company cause or permit any transfer agent or registrar appointed by


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the Company with respect to such Security to refuse or fail to effect a transfer or registration with respect to such Security, provided that the Stockholder provides to the Company a certificate of such Stockholder in connection with such transfer or registration to the effect that such trans-fer or registration is not in violation of any applicable securities or other law.

	  (e) Stock Books. Except as otherwise provided by law for all holders of securities, the Company will not close its stock books or other registries against the trans-fer of any Security held by a Stockholder.

	  (f) Securities Exchange Act of 1934. The Company shall at all times timely file such information, documents and reports as the SEC may require or prescribe under the Securities Exchange Act of 1934 (the "Exchange Act") and shall provide each Stockholder with two copies of each thereof or any other communication with or from the SEC.
The Company shall, whenever requested by a Stockholder, notify such Stockholder in writing whether the Company has, as of the date specified by the Stockholder, complied with the Exchange Act reporting requirements to which it is subject for such period to such date as shall be specified by the Stockholder. The Company acknowledges and agrees that one of the purposes of the requirements contained in


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this Section 8(f) is to enable the Stockholders to comply
with the current public information requirements contained in Paragraph (c) of Rule 144 under the Act (or any corre-sponding rule hereafter in effect) should a Stockholder ever wish to dispose of any Securities without registration under the Act in reliance upon Rule 144. In addition, the Company shall take such other measures and file such other informa-tion, documents and reports as shall hereafter be required by the SEC as a condition to the availability of Rule 144. The Company covenants, represents and warrants that all such information, documents and reports filed with the SEC shall not contain any untrue statement of a material fact or fail to state therein a material fact required to be stated therein or necessary to make the statements contained there-in not misleading, and the Company shall indemnify and hold each Stockholder and each broker, dealer, underwriter or other person acting for a Stockholder (and any controlling person of any of the foregoing) harmless from and against any and all claims, liabilities, losses, damages, expenses and judgments and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claim and defending any actions insofar as such claims, liabilities, losses, damage expenses and judgments arise out of or based upon any breach


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of the foregoing covenants, representations or warranties.
The procedure for indemnification set forth in Section 4(c) hereof shall apply to the indemnification provided under this Section 8(f).

	  (g) Listing. Once initially listed or approved for trading, the Company shall maintain in effect any list- ing of Securities on any securities exchange or approved for trading through a trading facility, shall make all filings and take all other actions required under the rules of such exchange or facility and any applicable agreement, shall provide each Stockholder with two copies of each such filing or any other communication with such exchange or facility at the time at which such filing is made, and shall notify each Stockholder of any proceeding or other action taken by such exchange or facility or any other person which might have the effect of terminating or otherwise changing the status of such listing, forthwith upon the occurrence thereof. Notwithstanding the foregoing, the Company shall be entitled at any time to terminate any securities exchange listing or approval for trading through any trading facility for the entirety of any class of Securities.

	  (h) Limitation on Other Securities To Be
Registered. In case of any registration, offering or sale contemplated by paragraph (a) or (b) of Section 1, the

Company shall not, without the consent of the requesting Stockholder, include in such registration, offering or sale any Securities other than those beneficially owned by such Stockholder. In case of any registration, offering or sale contemplated by paragraph (e) of Section 1, the Company shall be entitled to include in such registration, offering or sale any Securities other than those being offered by the Company and a Stockholder, pro rata, on the basis of the amounts of securities covered by all requests of stockholders received by the Company. In the case of a transferee under Section 5, the Company shall be entitled to include in any registration, offering or sale contemplated by Section 1, all transferees making a request under such section and at the option of the Company other persons making similar requests, pro rata, on the basis of the number of shares or principal amount of securities covered by any such request.

	  9. Miscellaneous. (a) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provi-sions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alterna-tive means to achieve the same or substantially the same result as that contemplated by such term, provision, cove-nant or restriction. It is hereby stipulated and declared 3 to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

	  (b) Assignment. Except as provided otherwise in
Section 5 hereof, and except by operation of law or in connection with the sale of all or substantially all the assets of a party hereto, this Agreement shall not be as-signable, in whole or in part, directly or indirectly, by either party hereto without the prior written consent of the other, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void; provided, however, that the provisions of this Agree-ment shall be binding upon, inure to the benefit of and be enforceable by the Stockholders and the Company (including, solely for purposes of Section 4 hereof, their officers and directors) and their respective successors and permitted assigns.

	  (c) Further Assurances. Subject to the specific terms of this Agreement, each of the Stockholders and the

Company shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby. Subject to the spe-cific terms of this Agreement, each of the Stockholders and the Company shall, in connection with entering into this Agreement, performing its obligations hereunder and taking any and all actions relating hereto, comply with all appli-cable laws, regulations, orders and decrees, obtain all required consents and approvals and make all required fil-ings with any governmental agency, other regulatory or administrative agency, commission or similar authority and promptly provide the other with all such information as the other may reasonably request in order to be able to comply with the provisions of this sentence.

	  (d) Parties in Interest. Except as herein other-wise specifically provided, nothing in this Agreement expressed or implied is intended or shall be construed to confer any right or benefit upon any person, firm or corpo-ration other than the Stockholders and the Company and their respective successors and permitted assigns.

	  (e) Waivers, Etc. No failure or delay on the part of a Stockholder or the Company in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure by a Stockholder or the Company therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or con-sent shall be effective only in the specific instance and for the specific purpose for which given.

	  (f) Setoff. All payments to be made by either party under this Agreement shall be made without setoff, counterclaim or withholding, all of which are expressly waived.

	  (g) Changes of Law. If, due to any change in applicable law or regulations or the interpretation thereof by any court of law or other governing body having juris-diction subsequent to the date of this Agreement, perfor-mance of any provision of this Agreement or any transaction contemplated hereby shall become impracticable or impossi-ble, the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such provision.

	  (h) Confidentiality. Subject to any contrary requirement of law and the right of a party to enforce its rights hereunder in any legal action, each party shall keep strictly confidential and shall cause its employees and agents to keep strictly confidential, any information which it or any of its agents or employees may acquire pursuant to, or in the course of performing its obligations under, any provision of this Agreement; provided, however, that such obligations to maintain confidentiality shall not apply to information which (i) at the time of disclosure was in the public domain not as a result of acts by the receiving party or (ii) was in the possession of the receiving party at the time of disclosure.

	  (i) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby.

	  (j) Headings. Descriptive headings are for con-venience only and shall not control or affect the meaning or construction of any provision of this Agreement.

	  (k) Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

	  (l) Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by telegram or sent by registered mail, postage prepaid, to:

    he Company at:     One Greenwich Plaza
		       Greenwich, CT  06830


the Stockholders at:   One Greenwich Plaza
		       Greenwich, CT  06830
		       Attention of Mr. Howard E. Wille

				   or

		       One Greenwich Plaza
		       Greenwich, CT  06830
		       Attention of Mr. Charles J. Snyder

or to such other address as any party may, from time to time, designate in a written notice given in a like manner. Notice given by telegram shall be deemed delivered when received by the recipient. Notice given by mail as set out above shall be deemed delivered five calendar days after the date the same is mailed.

	  (n) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Connecticut applicable to contracts made and to be performed therein.


	  IN WITNESS WHEREOF, the Stockholder and the
Company have duly executed this Agreement as of the day and year first above written.


			       /s/ Howard E. Wille
			       -------------------------
				     HOWARD E. WILLE



			       /s/ Charles J. Snyder
			       --------------------------
				    CHARLES J. SNYDER



			       FACTSET RESEARCH SYSTEM INC.,

				by

				    /s/ Ernest S. Wong
				   -------------------------
				   Name:  Ernest S. Wong
				   Title: Senior Vice
					  President and
					  Chief Financial
					  Officer